SUPPLEMENT DATED AUGUST 8, 2007 TO THE

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

DATED MAY 1, 2007

The information regarding John B. Walthausen on page 65 under the “Fund Management” section is deleted in its entirety and is replaced with the following:

Jonathan S. Vyorst, Senior Vice President, and Jason V. Ronovech, CFA and Vice President, of Paradigm Capital Management, serve as Co-Portfolio Managers of the Discovery Fund. Messrs. Vysorst and Ronovech also serve as Co-Portfolio Managers for the Special Situations Fund of First Investors Equity Funds. Mr. Vyorst joined Paradigm Capital Management in 2007 as a Portfolio Manager. He previously served as Managing Director and Portfolio Manager at William D. Witter Inc., LLC (2006–2007) and as Vice President at Allianz Private Client Services (2001–2005). Mr. Ronovech joined Paradigm Capital Management in 2000 as an equity analyst and has served as Portfolio Manager for Paradigm Funds Advisor LLC (affiliate of Paradigm Capital Management) since 2005.

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SUPPLEMENT DATED AUGUST 8, 2007 TO THE

FIRST INVESTORS LIFE SERIES FUNDS

STATEMENT OF ADDITIONAL INFORMATION

 Blue Chip Fund

 Cash Management Fund

 Discovery Fund

 Focused Equity Fund

 Government Fund

 Growth &Income Fund

 High Yield Fund

 International Fund

 Investment Grade Fund

 Target Maturity 2007 Fund

 Target Maturity 2010 Fund

 Target Maturity 2015 Fund

 Special Bond Fund

Dated May 1, 2007

1.

1.      The information regarding Paradigm Capital Management, Inc. (“Paradigm Capital Management”) in the section “Portfolio Managers” under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2006” on page I-13 is deleted in its entirety and replaced with the following:

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2006[1]
Name of Portfolio Manager and Fund Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
Paradigm Capital Management’s Portfolio Managers:
Jonathan S. Vyorst: Discovery Fund	Other Registered Investment Companies	1	$310.3	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	61	$55.4	0	$0
Jason V. Ronovech: Discovery Fund	Other Registered Investment Companies	2	$316.3	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

1 Information for each Portfolio Manager is as of July 31, 2007.

2.

Information regarding Paradigm Capital Management in the section “Portfolio Managers” under the heading “B. Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2006” on page I-15 is deleted in its entirety and replaced with the following:

Paradigm Capital Management’s Portfolio Managers:

Paradigm Capital Management’s portfolio managers also manage one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, and multiple institutional accounts. The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law.  The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest.  For example, the portfolio managers may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio managers may also want to buy the same security for the two Funds that they manage or a fund and a non-fund account.   In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Paradigm Capital Management.

Paradigm Capital Management’s goal is to treat all clients fairly and provide high quality investment services. Paradigm Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts.  Paradigm Capital Management utilizes a pro-rata allocation methodology for the purchase and sale of securities common to more than one portfolio.  An exception to the pro-rata allocation methodology can be made for tax considerations and specific client mandates, including directed brokerage specifications.

3.

The following information regarding Paradigm Capital Management in the section “Portfolio Managers” under the heading “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2006” on page I-17 is deleted in its entirety and replaced with the following:

Paradigm Capital Management’s Portfolio Managers:

Messrs. Ronovech’s and Vyorst’s compensation, which is paid by Paradigm, for managing the Discovery Fund, other investment companies, and/or high net worth accounts consist of a base salary plus a discretionary bonus. The discretionary bonus is based on a combination of their performance versus the benchmark, and their performance versus their peers.  In addition, Mr. Vyorst receives a fixed percentage of the fees earned for the high net worth assets he manages.

Mr. Ronovech also participates in Paradigm Capital Management’s Phantom Stock Plan.  Under the Phantom Stock Plan, each share increases in value as revenues grow.

Fund	Benchmark Index and/or Peer Group
Discovery Fund	Russell 2000 Index

4.

The information regarding Paradigm Capital Management in the section “Portfolio Managers” under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2006 on page I-18 is deleted in its entirety and replaced with the following:

D. Portfolio Manager Fund Ownership for the Fiscal Year Ended December 31, 2006[2]
Paradigm Capital Management’s Portfolio Managers:
Name	Fund	Dollar Range of Fund Ownership (dollars)
Jonathan S. Vyorst	Discovery Fund	None
Jason V. Ronovech	Discovery Fund	None

2 Information for each Portfolio Manager is as of July 31, 2007.

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